News Release

MoneyGram International Reports Second Quarter 2018 Financial Results
DALLAS (August 3, 2018) -- MoneyGram (NASDAQ:MGI) today reported financial results for its second quarter ending June 30, 2018.
Business Highlights

•	Expanded digital and mobile capabilities:

◦	MoneyGram online now available in 11 countries.

◦	New agreement with Visa Direct to offer real-time payments into bank accounts via Visa Direct debit card.

•	Capitalized on the strength of the company's physical network with both new agent signings and renewals of long-time partners.

•	Reduced costs by implementing the Digital Transformation initiative.

•	Implemented higher compliance standards to better protect consumers and the business.
Second Quarter Financial Results

•	Total revenue of $374.6 million declined 9% on a reported basis and 11% on a constant currency basis compared to second quarter 2017.

◦
Revenue results reflect the impact of newly implemented compliance standards, roll-out of the Walmart2WorldTM service, and lower reported investment revenue. 2017 investment revenue included a $12.2 million one-time redemption of an asset-backed security.

◦	Money transfer revenue was $329.7 million, representing a decrease of 8% on a reported basis and a decrease of 10% on a constant currency basis as compared to second quarter 2017.

◦	Moneygram.com revenue grew 17% primarily from new customer acquisitions. Digital revenue represented 16% of total money transfer revenue.

◦
Investment revenue was $12.1 million which was a decline of $6.8 million on a year over year basis. 2017 investment revenue included a $12.2 million one-time redemption of an asset-backed security. Excluding the one-time asset-backed security redemption in 2017, investment revenue would have increased $5.4 million over the prior year.

•
Net income was $2.3 million compared to $6.2 million for second quarter 2017. EBITDA was $43.4 million, a decrease of $8.3 million as compared to the year-ago period. Excluding the one-time asset-backed security redemption in 2017, net income would have increased $8.3 million and EBITDA would have increased $3.9 million over the prior year.

•	Net income and EBITDA results also included:

◦	$5.5 million of restructuring and reorganization costs.

◦	Income tax benefit of $7.4 million compared to $2.4 million income tax expense in the year-ago period. Second quarter income tax benefit was primarily driven by certain one-time discrete items.

•
Adjusted EBITDA was $59.8 million and decreased by $10.6 million compared to second quarter 2017. Adjusted EBITDA margin was 16.0% as compared to 17.2% for second quarter 2017. Excluding the one-time asset-backed security redemption in 2017, Adjusted EBITDA would have increased $1.6 million over the prior year.

•	Diluted earnings per share was $0.03 compared to diluted earnings per share of $0.09 in the second quarter 2017. Adjusted diluted earnings per share was $0.21.

•	Adjusted Free Cash Flow was $21.6 million for the quarter.

“We continue to make progress and deliver on our strategy to expand our digital reach and lead the industry in compliance. We introduced MoneyGram online in Australia as well as several new countries in Europe. We are now online in 11 countries with many more launches set for the coming months.” said Alex Holmes, MoneyGram’s chairman and CEO. “Second quarter results were in-line with expectations and reflect the impact of higher compliance standards and the Walmart2World service. Our 2018 business restructuring initiatives are underway and we are on track to deliver our projected cost savings of $30 million in 2018.”

Restructuring and Reorganization
In the first quarter of 2018, the company initiated a restructuring and reorganization program as part of its Digital Transformation initiative.  The company incurred $5.5 million of expenses in the second quarter and has incurred $12.8 million for the year. The company expects to spend an additional $3 to $5 million over the life of the program.  This program reflects the alignment of the organization with the delivery of new digital touch-points for customers and agents, and the optimization of the company’s global network.  The company expects efficiencies that will result in $30 million of expense reductions in 2018 and, upon completion, $45 million on an annualized basis.

Full Year 2018 Outlook

Including the impact of new compliance standards and Walmart2World service, the company estimates full year 2018 constant currency revenue to decline between 4% and 6%. Adjusted EBITDA on a constant currency basis is expected to decline between 8% and 10%.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the DPA entered into with the U.S. federal government and the effect of the DPA on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of MoneyGram's public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram's annual report on Form 10-K for the year ended December 31, 2017.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

###

Non-GAAP Measures
In addition to results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) stock-based, contingent and incentive compensation costs, compliance enhancement program costs, direct monitor costs, legal and contingent matter costs, restructuring and reorganization costs, currency changes and the tax effect of such items. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables

Table One	-	Condensed Consolidated Statements of Operations
Table Two	-	Segment Results
Table Three	-	Segment Reconciliations
Table Four	-	EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	-	Adjusted Net Income and Adjusted Diluted EPS
Table Six	-	Condensed Consolidated Balance Sheets
Table Seven	-	Condensed Consolidated Statements of Cash Flows
Table Eight	-	2018 Versus 2017 Excluding Asset-Backed Security Redemption

Conference Call
MoneyGram International will host a conference call on August 3, at 8:00 a.m. CT, 9:00 a.m. ET, to discuss its results. Alex Holmes, chairman and chief executive officer, and Larry Angelilli, chief financial officer, will host the call.
Participant Dial-In Numbers:
U.S.:     1-888-394-8218
International: +1-323-701-0225
Replay:    1-844-512-2921 or 1-412-317-6671
Replay ID:     3322067
Replay is available through August 15, 2018
About MoneyGram International
MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

CONTACT:
Media Relations:
Michelle Buckalew
214-979-1418
media@moneygram.com

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017

REVENUE
Fee and other revenue	$362.5	$391.1	$(28.6)	$732.6	$771.4	$(38.8)
Investment revenue	12.1	18.9	(6.8)	22.0	24.7	(2.7)
Total revenue	374.6	410.0	(35.4)	754.6	796.1	(41.5)

Total revenue growth, as reported	(9)%	(1)%		(5)%	(1)%
Total revenue growth, constant currency	(11)%	—%		(8)%	1%

OPERATING EXPENSES
Total commissions and direct transaction expenses (1)	190.4	201.0	(10.6)	375.9	393.4	(17.5)
Compensation and benefits (2)	65.1	65.5	(0.4)	144.4	135.7	8.7
Transaction and operations support (1)	72.0	85.5	(13.5)	146.8	152.0	(5.2)
Occupancy, equipment and supplies	17.0	18.2	(1.2)	33.6	33.5	0.1
Depreciation and amortization	20.1	18.6	1.5	38.2	36.9	1.3
Total operating expenses (2)	364.6	388.8	(24.2)	738.9	751.5	(12.6)
OPERATING INCOME (2)	10.0	21.2	(11.2)	15.7	44.6	(28.9)
Other expenses (income)
Interest expense	13.7	11.2	2.5	26.0	22.0	4.0
Other non-operating expense (income) (2)	1.4	1.4	—	(27.1)	2.7	(29.8)
Total other expenses (income) (2)	15.1	12.6	2.5	(1.1)	24.7	(25.8)
(Loss) income before income taxes	(5.1)	8.6	(13.7)	16.8	19.9	(3.1)
Income tax (benefit) expense	(7.4)	2.4	(9.8)	7.4	4.9	2.5
NET INCOME	$2.3	$6.2	$(3.9)	$9.4	$15.0	$(5.6)

EARNINGS PER COMMON SHARE
Basic	$0.04	$0.10	$(0.06)	$0.15	$0.24	$(0.09)
Diluted	$0.03	$0.09	$(0.06)	$0.14	$0.23	$(0.09)

Weighted-average outstanding common shares and equivalents used in computing earnings per share
Basic	64.5	63.0	1.5	64.1	62.6	1.5
Diluted	66.4	66.3	0.1	66.3	66.1	0.2

(1) 2017 financial information reflects the income statement presentation change outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.
(2) 2017 financial information reflects the adoption of ASU 2017-07.

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Money transfer revenue	$329.7	$356.9	$(27.2)	$666.3	$698.6	$(32.3)
Bill payment revenue	19.5	20.7	(1.2)	40.3	45.8	(5.5)
Total revenue	$349.2	$377.6	$(28.4)	$706.6	$744.4	$(37.8)

Commissions and direct transaction expenses (1)	$185.5	$198.7	$(13.2)	$367.2	$389.4	$(22.2)

Operating income (2)	$5.7	$12.3	$(6.6)	$7.1	$37.5	$(30.4)

Operating margin (2)	1.6%	3.3%		1.0%	5.0%

Money transfer revenue growth, as reported	(8)%	(4)%		(5)%	(3)%
Money transfer revenue growth, constant currency	(10)%	(3)%		(8)%	(1)%

Financial Paper Products

(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017
Money order revenue	$14.2	$16.7	$(2.5)	$27.6	$29.2	$(1.6)
Official check revenue	11.2	15.7	(4.5)	20.4	22.5	(2.1)
Total revenue	$25.4	$32.4	$(7.0)	$48.0	$51.7	$(3.7)

Total commissions expense	$4.9	$2.3	$2.6	$8.7	$4.0	$4.7

Operating income (2)	$7.1	$17.4	$(10.3)	$12.7	$22.1	$(9.4)

Operating margin (2)	28.0%	53.7%		26.5%	42.7%

(1) 2017 financial information reflects the income statement presentation change outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.
(2) 2017 financial information reflects the immaterial correction outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Revenue (as reported)	$349.2	$377.6	$(28.4)	$706.6	$744.4	$(37.8)

Adjusted operating income (1)	$20.1	$24.2	$(4.1)	$50.0	$57.6	$(7.6)

Legal and contingent matters	(1.0)	—	(1.0)	(12.4)	—	(12.4)
Restructuring and reorganization costs	(5.2)	—	(5.2)	(12.5)	—	(12.5)
Compliance enhancement program	(3.1)	(3.3)	0.2	(5.5)	(5.1)	(0.4)
Direct monitor costs	(2.6)	(5.4)	2.8	(5.7)	(8.2)	2.5
Stock-based compensation expense	(2.5)	(3.2)	0.7	(6.8)	(6.8)	—
Total adjustments	(14.4)	(11.9)	(2.5)	(42.9)	(20.1)	(22.8)

Operating income (as reported) (1)	$5.7	$12.3	$(6.6)	$7.1	$37.5	$(30.4)

Adjusted operating margin (1)	5.8%	6.4%		7.1%	7.7%
Total adjustments	(4.1)%	(3.2)%		(6.1)%	(2.7)%
Operating margin (as reported) (1)	1.6%	3.3%		1.0%	5.0%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Revenue (as reported)	$25.4	$32.4	$(7.0)	$48.0	$51.7	$(3.7)

Adjusted operating income (1)	$8.7	$18.1	$(9.4)	$15.0	$23.5	$(8.5)

Compliance enhancement program	(1.4)	(0.4)	(1.0)	(1.6)	(0.7)	(0.9)
Stock-based compensation expense	(0.2)	(0.3)	0.1	(0.7)	(0.7)	—
Total adjustments	(1.6)	(0.7)	(0.9)	(2.3)	(1.4)	(0.9)

Operating income (as reported) (1)	$7.1	$17.4	$(10.3)	$12.7	$22.1	$(9.4)

Adjusted operating margin (1)	34.3%	55.9%		31.3%	45.5%
Total adjustments	(6.3)%	(2.2)%		(4.8)%	(2.7)%
Operating margin (as reported) (1)	28.0%	53.7%		26.5%	42.7%

(1) 2017 financial information reflects the immaterial correction outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs	Six Months Ended June 30,		2018 vs
	2018	2017	2017	2018	2017	2017

(Loss) income before income taxes	$(5.1)	$8.6	$(13.7)	$16.8	$19.9	$(3.1)
Interest expense	13.7	11.2	2.5	26.0	22.0	4.0
Depreciation and amortization	20.1	18.6	1.5	38.2	36.9	1.3
Signing bonus amortization	14.7	13.3	1.4	28.7	26.3	2.4
EBITDA	43.4	51.7	(8.3)	109.7	105.1	4.6

Significant items impacting EBITDA:
Restructuring and reorganization costs	5.2	—	5.2	12.5	—	12.5
Compliance enhancement program	4.6	3.9	0.7	7.2	6.0	1.2
Stock-based, contingent and incentive compensation	2.7	3.5	(0.8)	7.5	7.5	—
Direct monitor costs	2.6	5.4	(2.8)	5.7	8.2	(2.5)
Legal and contingent matters (1)	1.3	0.2	1.1	12.7	1.4	11.3
(Income) costs related to the terminated merger with Ant Financial (2)	—	5.7	(5.7)	(29.3)	8.5	(37.8)
Severance and related costs	—	—	—	0.4	—	0.4
Adjusted EBITDA	$59.8	$70.4	$(10.6)	$126.4	$136.7	$(10.3)

Adjusted EBITDA margin (3)	16.0%	17.2%	(1.2)%	16.8%	17.2%	(0.4)%

Adjusted EBITDA growth, as reported	(15)%			(8)%
Adjusted EBITDA growth, constant currency adjusted	(19)%			(12)%

Adjusted EBITDA	$59.8	$70.4	$(10.6)	$126.4	$136.7	$(10.3)
Cash payments for interest	(12.9)	(10.4)	(2.5)	(24.4)	(20.4)	(4.0)
Cash payments for taxes, net of refunds	(1.3)	(2.9)	1.6	(2.9)	(3.6)	0.7
Cash payments for capital expenditures	(16.2)	(21.5)	5.3	(28.5)	(40.1)	11.6
Cash payments for agent signing bonuses	(7.8)	(8.2)	0.4	(19.6)	(18.4)	(1.2)
Adjusted Free Cash Flow	$21.6	$27.4	$(5.8)	$51.0	$54.2	$(3.2)

(1) Year-to-date 2018 primarily consists of an additional $10.0 million accrual related to the DPA.
(2) Costs include, but are not limited to, legal, bank and consultant fees and income includes the $30.0 million merger termination fee.
(3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Amounts in millions, except per share data)	2018	2017	2018	2017

Net income	$2.3	$6.2	$9.4	$15.0
Total adjustments (1)	16.4	18.7	16.7	31.6
Tax impacts of adjustments (2)	(4.5)	(6.8)	(1.9)	(11.5)
Adjusted net income	$14.2	$18.1	$24.2	$35.1

Diluted earnings per common share	$0.03	$0.09	$0.14	$0.23

Diluted adjustments per common share	0.18	0.18	0.23	0.30

Diluted adjusted earnings per common share	$0.21	$0.27	$0.37	$0.53

Diluted weighted-average outstanding common shares and equivalents	66.4	66.3	66.3	66.1

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature of each adjustment.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	June 30, 2018	December 31, 2017
ASSETS
Cash and cash equivalents	$200.4	$190.0
Settlement assets	3,516.6	3,756.9
Property and equipment, net	200.8	214.9
Goodwill	442.2	442.2
Other assets	166.8	168.5
Total assets	$4,526.8	$4,772.5

LIABILITIES
Payment service obligations	$3,516.6	$3,756.9
Debt, net	904.6	908.1
Pension and other postretirement benefits	89.5	97.3
Accounts payable and other liabilities	252.7	255.5
Total liabilities	4,763.4	5,017.8

STOCKHOLDERS’ DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at June 30, 2018 and December 31, 2017	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at June 30, 2018 and December 31, 2017	0.6	0.6
Additional paid-in capital	1,041.9	1,034.8
Retained loss	(1,365.9)	(1,336.1)
Accumulated other comprehensive loss	(68.2)	(63.0)
Treasury stock: 3,234,904 and 4,585,223 shares at June 30, 2018 and December 31, 2017, respectively	(28.9)	(65.5)
Total stockholders’ deficit	(236.6)	(245.3)
Total liabilities and stockholders’ deficit	$4,526.8	$4,772.5

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
(Amounts in millions)	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9.4	$15.0
Adjustments to reconcile net income to net cash provided by operating activities	40.5	16.1
Net cash provided by operating activities	49.9	31.1

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(28.5)	(40.1)
Net cash used in investing activities	(28.5)	(40.1)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(4.9)	(4.9)
Proceeds from exercise of stock options and other	—	1.8
Payments to tax authorities for stock-based compensation	(6.1)	—
Net cash used in financing activities	(11.0)	(3.1)
NET CHANGE IN CASH AND CASH EQUIVALENTS	10.4	(12.1)

CASH AND CASH EQUIVALENTS—Beginning of period	190.0	157.2
CASH AND CASH EQUIVALENTS—End of period	$200.4	$145.1

TABLE EIGHT
MONEYGRAM INTERNATIONAL, INC.
2018 VERSUS 2017 EXCLUDING ASSET-BACKED SECURITY REDEMPTION
(Unaudited)

	2017
(Amounts in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	Reported	Security Redemption (1)	As Excluded	Reported	Security Redemption (1)	As Excluded

Investment revenue	$18.9	$(12.2)	$6.7	$24.7	$(12.2)	$12.5
Total revenue	410.0	(12.2)	397.8	796.1	(12.2)	783.9
Net income	6.2	(12.2)	(6.0)	15.0	(12.2)	2.8
EBITDA	51.7	(12.2)	39.5	105.1	(12.2)	92.9
Adjusted EBITDA	70.4	(12.2)	58.2	136.7	(12.2)	124.5
Adjusted Free Cash Flow	$27.4	$(12.2)	$15.2	$54.2	$(12.2)	$42.0

(1) Represents the $12.2 million gain from the one-time redemption of an asset-backed security in the second quarter of 2017. There was no net tax expense impact from the gain.

(Amounts in millions, except percentages)	Three Months Ended June 30,		2018 vs 2017		Six Months Ended June 30,		2018 vs 2017
	2018	2017	$	%	2018	2017	$	%
		As Excluded				As Excluded

Investment revenue	$12.1	$6.7	$5.4	81%	$22.0	$12.5	$9.5	76%
Total revenue	374.6	397.8	(23.2)	(6)	754.6	783.9	(29.3)	(4)
Net income	2.3	(6.0)	8.3	NM	9.4	2.8	6.6	NM
EBITDA	43.4	39.5	3.9	10	109.7	92.9	16.8	18
Adjusted EBITDA	59.8	58.2	1.6	3	126.4	124.5	1.9	2
Adjusted Free Cash Flow	$21.6	$15.2	$6.4	42%	$51.0	$42.0	$9.0	21%

Adjusted EBITDA Margin	16.0%	14.6%			16.8%	15.9%
NM = Not meaningful